UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2025

PHIO PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-36304	45-3215903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 Swedeland Road, Suite 23-1080
King of Prussia, PA	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 767-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	PHIO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 25, 2025, Phio Pharmaceuticals Corp., a Delaware corporation (the “Company”), entered into inducement letter agreements (the “Inducement Letter Agreements”) with certain holders (the “Holders”) of certain of its existing warrants to purchase an aggregate of 928,596 shares of the Company’s common stock, $0.0001 par value (the “Common Stock”), originally issued to the Holders in December 2024 and January 2025, having exercise prices between $2.00 and $3.00 per share (the “Existing Warrants”).

The shares of Common Stock issuable upon exercise of the Existing Warrants are registered pursuant to an effective registration statement on Form S-1 (No. 333-284381).

Pursuant to the Inducement Letter Agreements, warrants to purchase 100,000 shares of Common Stock at the existing price of $2.00 were exercised at their existing exercise price of $2.00 per share, and warrants to purchase 828,596 shares of Common Stock were exercised at a reduced exercise price of $2.485 per share.

In consideration for the immediate exercise of such warrants for cash and the payment of additional $0.125 per New Warrant (as defined below), or an aggregate of $232,149 for all New Warrants, the Company agreed to issue to the Holders new unregistered Series J Warrants (the “Series J Warrants”) to purchase an aggregate of up to 318,596 shares of Common Stock and new unregistered Series K Warrants (the “Series K Warrants” and, together with the Series J Warrants, the “New Warrants”) to purchase an aggregate of up to 1,538,596 shares of Common Stock (collectively, the “New Warrant Shares”). The Series J Warrants have an exercise price of $2.485 per share, are exercisable immediately upon issuance and have a term equal to five years from the effective date of the Resale Registration Statement (defined below). The Series K Warrants have an exercise price of $2.485 per share, are exercisable immediately upon issuance and have a term equal to twenty-four months from the effective date of the Resale Registration Statement.

The Company has agreed to file a registration statement providing for the resale of the New Warrant Shares issuable upon the exercise of the New Warrants (the “Resale Registration Statement”), within 20 calendar days from the date of the Inducement Letter Agreements. Pursuant to the Inducement Letter Agreements, the Company agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or file any registration statement or any amendment or supplement to any existing registration statement (other than the Resale Registration Statement contemplated by the Inducement Letter Agreements and described above) until 15 calendar days after the closing of the offering.

The gross proceeds to the Company from the exercise of the warrants are expected to be approximately $2.5 million, prior to deducting placement agent fees and offering expenses. The closing of the offering occurred on July 28, 2025.

On June 27, 2024, as subsequently amended, the Company entered into an engagement letter with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed, among other things, to serve as the exclusive placement agent for the Company, on a reasonable best-efforts basis, in connection with the above-mentioned offering. The Company will pay Wainwright (i) an aggregate cash fee equal to 7.5% of the gross proceeds from the exercise of the Existing Warrants and, if the New Warrants are exercised for cash in the future, upon such exercise, and (ii) a management fee equal to 1.0% of the aggregate gross proceeds from the exercise of the Existing Warrants and, if the New Warrants are exercised for cash in the future, upon such exercise. In connection with the above-mentioned offering, the Company also agreed to pay Wainwright $50,000 for non-accountable expenses and $15,950 for clearing fees. Additionally, in connection with the above-mentioned offering, the Company agreed to issue to Wainwright or its designees as compensation, warrants to purchase up to 69,645 shares of Common Stock, equal to 7.5% of the aggregate number of Existing Warrants exercised in the offering (the “Placement Agent Warrants”) and, if the New Warrants are exercised for cash in the future, further warrants to purchase shares of Common Stock equal to the 7.5% of the aggregate number of New Warrants so exercised. 7,500 of the Placement Agent Warrants issued have an exercise price of $2.8125 per share of Common Stock and a term of five years from the effective date of the Resale Registration Statement, 16,395 of the Placement Agent Warrants issued have an exercise price of $3.4188 per share of Common Stock and a term of five years from the effective date of the Resale Registration Statement, and 45,750 of the Placement Agent Warrants issued have an exercise price of $3.4188 per share of Common Stock and a term of twenty-four months from the effective date of the Resale Registration Statement.

2

The foregoing summaries of the Inducement Letter Agreements, the New Warrants and the Placement Agent Warrants do not purport to be complete and are subject to, and qualified in their entirety by, the forms of such documents attached as Exhibits 10.1, 4.1 and 4.2, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Form 8-K regarding the New Warrants, the New Warrant Shares, the Placement Agent Warrants and the shares of Common Stock issuable thereunder are incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On July 25, 2025, the Company issued a press release announcing the pricing of the offering. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
4.1	Form of Series J/K Warrant, dated July 28, 2025.
4.2	Form of Placement Agent Warrant, dated July 28, 2025.
10.1	Form of Inducement Letter Agreement, dated July 25, 2025, by and between Phio Pharmaceuticals Corp. and the Holders.
99.1	Press release issued by the Company on July 25, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2025	PHIO PHARMACEUTICALS CORP.

	By:	/s/ Robert J. Bitterman
	Name: Title:	Robert J. Bitterman President & Chief Executive Officer

4